UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Meta Materials Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

META MATERIALS INC.

1 Research Drive

Dartmouth, Nova Scotia

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 3, 2021

We hereby give notice that the Annual Meeting of Stockholders of Meta Materials Inc. will be held on December 3, 2021, at 11:00 a.m. Eastern Time.

Due to the public health impact of the COVID-19 pandemic and to support the health and well-being of our employees and stockholders, the Annual Meeting will be held in a virtual meeting format at https://web.lumiagm.com/231241931.

If you hold shares of Meta Materials, Inc., in addition to voting by submitting your proxy prior to the Annual Meeting, you also will be able to vote your shares electronically during the Annual Meeting. If you are a shareholder of Metamaterial Exchangeco Inc., please refer to the section titled “If you are a Holder of Record of the Exchangeable Shares” included in the accompanying proxy statement for information regarding to voting in the Annual Meeting. Further details regarding the virtual meeting are included in the accompanying proxy statement. The Annual Meeting will be held for the following purposes:

(1)

To elect seven (7) directors, Ram Ramkumar, George Palikaras, Maurice Guitton, Allison Christilaw, Steen Karsbo, Eric M. Leslie, and Ken Hannah, each for a one-year term to expire at the 2022 Annual Meeting of Stockholders, or until their successors are duly elected and qualified or until their earlier resignation or removal;

(2)	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year ending December 31, 2021; and

(3)

To approve the 2021 Equity Incentive Plan, utilizing the 3,500,000 shares reserved and unissued under the 2015 Stock Option and Grant Plan and the 6,445,745 shares reserved and unissued under the 2018 Stock Option and Grant plan to set the number of shares reserved for issuance under the 2021 Equity Incentive Plan at 34,945,745 shares; and

(4)	To transact such other business as may properly come before the meeting.

Under Nevada law, only stockholders of record on the record date, which is October 25, 2021, are entitled to notice of and to vote at the Annual Meeting or any adjournment. It is important that your shares be represented at this meeting so that the presence of a quorum is assured.

Your vote is important. Even if you plan to attend the meeting in person, please date and execute the enclosed proxy and return it promptly in the enclosed postage-paid envelope as soon as possible. If you attend the meeting, you may revoke your proxy and vote your shares in person.

IF YOU PLAN TO ATTEND:

To be admitted to the Annual Meeting at https://web.lumiagm.com/231241931 you must have your control number available and follow the instructions found on your proxy card or voting instruction form. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Please allow sufficient time before the Annual Meeting to complete the online check-in process. Your vote is very important.

By Order of the Board of Directors,

/s/ George Palikaras
October 29, 2021	George Palikaras
President, Chief Executive Officer and Director

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 3, 2021.

The Proxy Statement, form of proxy card and Annual Report are available at: https://investors.metamaterial.com/

META MATERIALS INC. 1 Research Drive Dartmouth, Nova Scotia

PROXY STATEMENT

FOR THE

2021 ANNUAL MEETING OF STOCKHOLDERS

To be held on December 3, 2021

The Board of Directors of Meta Materials Inc. a Nevada corporation (“META,” “Meta,” “the company,” “we,” “us” or “our”) is soliciting your proxy to vote at the 2021 Annual Meeting of Stockholders to be held on December 3, 2021, at 11:00 a.m. Eastern Time, in a virtual format online by accessing https://web.lumiagm.com/231241931 and at any adjournment thereof.

This Proxy Statement contains information relating to the Annual Meeting. This year’s Annual Meeting will be held as a virtual meeting. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend and participate in the Annual Meeting online via a live webcast by visiting https://web.lumiagm.com/231241931. If you hold shares of Meta, in addition to voting by submitting your proxy prior to the Annual Meeting, you also will be able to vote your shares electronically during the Annual Meeting. If you are a shareholder of Metamaterial Exchangeco Inc., please refer to the section titled “If you are a Holder of Record of the Exchangeable Shares” below for information regarding to voting in the Annual Meeting.

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares via proxy at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save us the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Explanatory Note

On December 14, 2020, Meta Materials Inc. (formerly known as Torchlight Energy Resources, Inc.) and its subsidiaries, Metamaterial Exchangeco Inc. (formerly named 2798832 Ontario Inc., “Exchangeco”) and 2798831 Ontario Inc. (“Callco”), both Ontario corporations, entered into an Arrangement Agreement (the “Arrangement Agreement”) with Metamaterial Inc., an Ontario corporation headquartered in Nova Scotia, Canada (“Meta” and, together with the Company, Callco and Exchangeco, the “Parties”), to acquire all of the outstanding common shares of Meta by way of a statutory plan of arrangement (the “Arrangement”) under the Business Corporations Act (Ontario), on and subject to the terms and conditions of the Arrangement Agreement, as amended. On June 28, 2021, following the satisfaction of the closing conditions set forth in the Arrangement Agreement, the Arrangement was completed.

INFORMATION CONCERNING THE ANNUAL MEETING

Mailing and Solicitation. Proxies are being solicited on behalf of the Board of Directors of Meta Materials Inc. This Proxy Statement and accompanying form of proxy card will be sent on or about November 2, 2021 to stockholders entitled to vote at the Annual Meeting. The cost of the solicitation of proxies will be paid by us. The solicitation is to be made primarily by mail but may be supplemented by telephone calls and personal solicitation by our officers and other employees.

Annual Report on Form 10-K. A copy of our Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission, has been mailed with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting.

Current Report on Form 8-K/A. A copy of our Current Report on Form 8-K/A, as filed on August 17, 2021 with the Securities and Exchange Commission, has been mailed with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting.

Proxies. Whether or not you plan to attend the Annual Meeting, we request that you promptly submit the enclosed proxy card and vote your shares pursuant to the voting instructions therein. A control number, located on the proxy card, is designed to verify your identity, allow you to vote your shares, and confirm that your voting instructions have been properly recorded.

If your shares are registered in the name of a bank, broker, or other nominee, follow the proxy instructions on the form you receive from the nominee. The availability of telephone and internet proxy will depend on the nominee’s proxy processes. Under the rules of the New York Stock Exchange (“NYSE”), brokers who hold shares in “street name” for customers are precluded from exercising voting discretion with respect to the approval of non-routine matters (so called “broker non-votes”) where the beneficial owner has not given voting instructions. With respect to the election of directors (see Proposal 1), a broker is not entitled to vote the shares of common stock unless the beneficial owner has given instructions.

Revocation of Proxies. The proxy may be revoked by the stockholder at any time before a vote is taken by notifying our President in writing at the address of Meta Materials Inc. given above; by executing a new proxy bearing a later date or by submitting a new proxy by telephone or internet; or by attending the Annual Meeting and voting in person.

Voting in Accordance with Instructions. The shares represented by your properly completed proxy will be voted in accordance with your instructions marked on it. If you properly sign, date, and deliver to us your proxy but you mark no instructions on it, the shares represented by your proxy will be voted for the election of each of Ram Ramkumar, George Palikaras, Maurice Guitton, Allison Christilaw, Steen Karsbo, Eric M. Leslie, and Ken Hannah as directors of the Company as proposed (Proposal 1); for the ratification of KPMG LLP as the independent public auditor of the Company (Proposal 2); and for the adoption of the 2021 Equity Incentive Plan, as proposed (Proposal 3). The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting, but if other matters are properly brought before the Annual Meeting, shares represented by properly completed proxies received by mail will be voted in accordance with the judgment of the persons named as proxies.

Quorum and Voting Rights. The presence in person or by proxy of a majority of the outstanding shares entitled to vote on the record date constitutes a quorum for purposes of voting on a particular matter and conducting business at the meeting. We currently have three classes of stock issued and outstanding: common stock, Series A Non-Voting Preferred Stock, and Series B Special Voting Preferred Stock. Each share of common stock entitles its holder to one vote. The outstanding shares of Series A Non-Voting Preferred Stock are not entitled to any voting rights for any current proposal. The single outstanding share of Series B Special Voting Preferred Stock is entitled to vote one vote plus the number of Exchangeable Shares (the “Exchangeable Shares”) Metamaterial Exchangeco Inc., a corporation existing under the laws of the Province of Ontario (“Exchangeco”), outstanding as of the record date, pursuant to that certain Voting and Exchange Trust Agreement by and between META and Exchangeco.

Required Vote. Each nominee for director may be approved by the affirmative vote of a plurality of the shares present in person or by proxy and entitled to vote at a meeting at which a quorum is present (Proposal 1). The affirmative vote of a majority of the shares entitled to vote, present in person or represented by proxy is required for the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal 2). A majority of the shares present in person or represented by proxy at the Annual Meeting will vote for the approval of our 2021 Equity Incentive Plan and a reallocation of shares reserved under the Company’s current equity plans such that the shares reserved under the 2021 Equity Incentive Plan shall be 34,955,745 shares (Proposal 3). Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. With respect to Proposal 1 and Proposal 2, abstentions and broker non-votes will not be counted as having voted either for or against a proposal. With respect to Proposal 3, abstentions will be counted as having voted against the proposal and broker non-votes will not be included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.

Record Date. The close of business on October 25, 2021 has been fixed as the record date of the Annual Meeting, and only stockholders of record at that time will be entitled to vote. As of October 25, 2021, there were 281,259,620 shares of common stock and one share of Series B Special Voting Preferred Stock issued and outstanding and entitled to vote at the Annual Meeting. As of October 25, 2021, Exchangeco is the holder of 93,304,010 Exchangeable Shares, entitling the single share of Series B Special Voting Preferred Stock to cast up to 93,304,011 votes, to be voted pursuant to that certain Voting and Exchange Trust Agreement by and between META and Exchangeco. Only record holders and beneficial owners who held shares of our common stock, Series B Special Preferred Stock, holders of record of Exchangeable Shares on the record date, or their duly authorized proxies, may attend the Annual Meeting.

No Dissenters’ Rights. Under the Nevada Revised Statutes, stockholders are not entitled to dissenters’ rights with respect to the matters to be voted on at the Annual Meeting.

Questions and Answers about Virtual Meeting Format:

How do I attend the Annual Meeting?

The Annual Meeting will be held on December 3, 2021, at 11:00 a.m. Eastern Time in a virtual format online by accessing https://web.lumiagm.com/231241931.

How Do I Vote?

The enclosed proxy card contains instructions on how to vote your shares by mail, facsimile, Internet or telephone, in advance of the Annual Meeting. The voting instructions you receive may be different depending on whether you are a registered stockholder or a “street name” stockholder. If you are a street name stockholder, your broker or nominee firm is the legal, registered owner of the shares, and the voting instructions allow you to instruct your broker or nominee how to vote your shares.

Additionally, if you are a registered stockholder, you will be able to vote your shares electronically during the Annual Meeting. If you are a street name stockholder, please check your proxy card and voting instructions or contact your broker or other nominee to determine whether, if you attend the live webcast of the Annual Meeting, you will be able to vote your shares electronically during the meeting.

Voting Shares Registered in Your Name

If you are a stockholder of record, you may vote in one of four ways:

•

Vote via the internet. You may submit a proxy over the Internet at www.voteproxy.com 24 hours a day, seven days a week. You will need the 16-digit control number included on your proxy card (if you received a printed copy of the proxy materials);

•

Vote by telephone. You may submit a proxy using a touch-tone telephone by calling 1-800-776-9437 in the United States or 1-718-921-8500 from foreign countries, 24 hours a day, seven days a week. You will need the 16-digit control number included on your proxy card (if you received a printed copy of the proxy materials);

•

Vote by Mail. If you received printed proxy materials, you may direct how your shares are voted at the Annual Meeting by completing, signing, and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Your completed, signed and dated proxy card must be received prior to the Annual Meeting; or

•	Vote during the Annual Meeting live via the internet by following the instructions posted at https://web.lumiagm.com/231241931.

For holders of our common stock, votes submitted via the internet or by telephone must be received by 11:59 p.m., Eastern Time, on December 2, 2021. Submitting your proxy via the internet, by telephone or by mail will not, except as to holders of the Exchangeable Shares, affect your right to vote during the Annual Meeting live via the internet. For additional information, please see “Revocability of Proxies” below.

For holders of Exchangeable Shares, votes submitted via the internet or by telephone must be received by 11:59 p.m., Eastern Time, on November 30, 2021. For additional information, please see “If you are a Holder of Record of the Exchangeable Shares” below.

Voting Shares Registered in the Name of a Broker, Bank or Other Agent

Most beneficial owners holding stock in “street name” will receive instructions for voting their shares from their broker, bank or other agent. A number of brokers and banks participate in a program provided through Broadridge Financial Solutions, Inc. (“Broadridge”) that allows stockholders to grant their proxy to vote shares by means of the telephone or internet. If your shares are held in an account with a broker or bank participating in the Broadridge program, you may vote by telephone by calling the number shown on the voting instruction form received from your broker or bank, or you may vote via the internet at Broadridge’s website at http://www.proxyvote.com and use your control number and other information as requested. However, since you are not the stockholder of record, you may not vote your shares live via the internet by following the instructions posted at https://web.lumiagm.com/231241931 unless you obtain a valid proxy from your broker, bank or other nominee.

If you are a Holder of Record of the Exchangeable Shares

Holders of exchangeable shares, which we refer to as the “Exchangeable Shares,” issued by of Metamaterial Exchangeco Inc., a corporation existing under the laws of the Province of Ontario and a subsidiary of META (“Exchangeco”), are receiving these proxy materials in accordance with the provisions of the Exchangeable Shares and the Voting and Exchange Trust Agreement (the “Trust Agreement”), among the Company, Exchangeco and the trustee thereunder (the “Trustee”). The Exchangeable Shares are exchangeable for shares of the Company’s common stock on a one-for-one basis.

In accordance with the Trust Agreement, holders of Exchangeable Shares are effectively provided with voting rights for each Exchangeable Share that are nearly equivalent to the voting rights applicable to a share of the Company’s common stock, and holders are entitled to instruct the Trustee as to how to vote their Exchangeable Shares. The Trustee holds one share of the Company’s Series B Special Voting Preferred Stock designated as the “Special Voting Share.” The Special Voting Share entitles the Trustee to vote on matters in which holders of the Company’s common stock are entitled to vote. The Special Voting Share is entitled to a number of votes equal to the number of Exchangeable Shares outstanding on the record date for determining holders of the Company’s common stock entitled to vote and for which the Trustee has received voting instructions from the holders of such Exchangeable Shares. The Special Voting Share shall vote together with the holders of the Company’s common stock as a single class.

In accordance with the terms of the Trust Agreement, the Company has undertaken to perform the obligations of the Trustee and has authorized AST Trust Company (Canada) (“AST”) to collect and receive directly the votes from the holders of the Exchangeable Shares on its behalf. Based upon the foregoing, holders of Exchangeable shares are entitled to cast up to 93,304,010 votes at the annual meeting. However, AST will receive and tabulate each vote attached to the Exchangeable Shares only on the basis of instructions received from the holders of record of the Exchangeable Shares. In the absence of instructions from a holder as to voting, Broadridge will not include the Exchangeable Shares held by such holder in the vote.

If you are a holder of record of Exchangeable Shares, you can vote your Exchangeable Shares:

By Telephone or the Internet

Holders of Exchangeable Shares of record can vote their shares via telephone or the Internet as instructed on your proxy card. The telephone and Internet procedures are designed to authenticate a stockholder’s identity, to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

The telephone and Internet voting facilities will close at 11:59 p.m., Eastern Time, on December 2, 2021.

By Mail

Holders of Exchangeable Shares who elect to vote by mail should request a paper proxy card by telephone or Internet and should complete, sign and date their proxy cards and mail them in the pre-addressed envelopes that accompany the delivery of paper proxy cards. Proxy cards submitted by mail must be received by the Trustee at least three business days prior to Annual Meeting in order for your Exchangeable Shares to be voted.

At the Annual Meeting

Holders of Exchangeable Shares may not vote in person at the annual meeting. Holders of Exchangeable shares must instruct AST to give a proxy to the Trustee to exercise such voting rights.

Only holders of Exchangeable Shares whose names appear on the records of Exchangeco as the registered holders of Exchangeable Shares on the record date are entitled to exercise voting rights in respect of their Exchangeable Shares at the annual meeting. If on the record date your Exchangeable Shares were held not in your name, but rather in the name of a nominee, then you are the beneficial owner of Exchangeable Shares held in “street name” and these proxy materials, if you have received them, are being forwarded to you by that nominee. The nominee holding your account is considered to be the stockholder of record for purposes of voting your Exchangeable Shares. As a beneficial owner, you have the right to direct your nominee on how to vote your Exchangeable Shares in accordance with the instructions provided by your nominee.

Revocability of Proxies

If you are a stockholder of record, once you have submitted your proxy by mail, telephone or internet, you may revoke it at any time before it is voted at the Annual Meeting. You may revoke your proxy in any one of the following three ways:

•	You may submit another proxy marked with a later date (which automatically revokes your earlier proxy) by mail or telephone or via the internet by the applicable deadline as described above;

•

You may provide written notice that you wish to revoke your proxy to our Secretary at Meta Materials Inc., Attn: Secretary, 1 Research Drive, Dartmouth, Nova Scotia, Canada, B2Y 4M9 by no later than the close of business on Thursday, December 2, 2021; or

•

You may attend the Annual Meeting and submit your vote live via the internet. Attendance at the Annual Meeting live via the internet will not, by itself, cause your previously granted proxy to be revoked.

If you are a beneficial owner holding shares in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other agent in accordance with the instructions they provided (see “Voting Shares Registered in the Name of a Broker, Bank or Other Agent” above).

If you are a holder of Exchangeable Shares, you may revoke your voting instructions to Broadridge in accordance with the voting direction provided by Broadridge.

Tabulation of Votes

A representative from AST will act as inspector of elections and tabulate the votes at the Annual Meeting. All shares represented by valid proxies received before the Annual Meeting will be voted. If you submit a valid proxy containing instructions regarding how to vote with respect to any matter to be acted upon, your shares will be voted in accordance with those instructions. If you submit a valid proxy with no instructions, then your shares will be voted by the individuals we have designated as proxies for the Annual Meeting in the following manner:

•	“FOR” the election of each of the seven (7) nominees for director named in this proxy statement;

•	“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021; and

•	“FOR” the approval of the 2021 Equity Incentive Plan.

In addition, the individuals that we have designated as proxies for the Annual Meeting will have discretionary authority to vote your shares with respect to any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Voting Results

Preliminary voting results are expected to be announced at the Annual Meeting. Voting results will be tallied by the inspector of elections and reported in a Current Report on Form 8-K (the “Form 8-K”) that we will file with the SEC within four business days of the Annual Meeting. If the voting results reported in the Form 8-K are preliminary, we will subsequently file an amendment to the Form 8-K to report the final voting results within four business days of the date on which the final voting results are known.

Proxy Solicitation

This proxy solicitation is made by the Board, and we will bear the entire cost of soliciting proxies for the Annual Meeting, including costs associated with the preparation, assembly, printing and mailing of the proxy materials and any additional information furnished to stockholders. We will provide copies of the proxy materials to brokers, banks and other agents holding shares of our common stock in their name for the benefit of others for forwarding to the beneficial owners. We may reimburse such brokers, banks or other agents for their costs associated with forwarding the proxy materials to the beneficial owners. We have retained Broadridge to assist with the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $20,000 in total. Proxy solicitations will be made primarily through the mail, but may be supplemented by telephone, email, or other electronic means by Broadridge, or by our directors, executive officers, employees or other agents without additional compensation to such individuals.

Householding of Proxy Materials

The SEC has adopted rules that permit brokers, banks and other agents to satisfy the delivery requirements for proxy statements and annual reports, or notice of their availability, by delivering a single proxy statement and annual report to two or more stockholders sharing the same address. This process, which is commonly referred to as “householding,” can provide added convenience for our stockholders and additional cost savings for us.

This year, a number of brokers, banks and other agents with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker, bank or other agent that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent to the householding of communications. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report or notice of availability, please either (i) notify your broker, bank or other agent, (ii) direct your written request to Meta Materials Inc., Attn: Investor Relations, 1 Research Drive, Dartmouth, Nova Scotia, Canada, B2Y 4M9., or (iii) contact us by phone at (877) 255-8483. Upon receipt of any such written or oral request, we undertake to promptly deliver free of charge a separate copy of the proxy statement, annual report and/or notice of availability, as applicable, to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the proxy statement and annual report, or notices of availability, at their address and would like to request householding of their communications should notify their broker, bank or other agent.

Stockholder Proposals for the 2022 Annual Meeting of Stockholders

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner, as described below.

For a stockholder proposal, other than a proposal for the nomination of directors, to be considered for inclusion in our proxy statement for the 2022 Annual Meeting of Stockholders, our Secretary must receive the written proposal at our principal executive offices no later than July 5, 2022; provided, however, that in the event we hold the 2022 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary of the Annual Meeting, we will disclose the new deadline by which stockholder proposals must be received in our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition to being timely submitted, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals should be addressed to: Meta Materials Inc., Attn: Secretary, 1 Research Drive, Dartmouth, Nova Scotia, Canada, B2Y 4M9.

While the Board will consider stockholder proposals, including proposals for the nomination of directors, we reserve the right to omit from our proxy statement for the 2022 Annual Meeting of Stockholders proposals that we are not required to include under the Exchange Act, including Rule 14a-8 thereunder. Stockholders are advised to review our bylaws for additional information regarding other matters, and procedures related to such matters, that may be considered at an annual meeting of stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents certain information with respect to the beneficial ownership of our common stock as of October 25, 2021 by (i) each person we know to be the beneficial owner of 5% or more of our outstanding shares of common stock, (ii) each named executive officer and director and (iii) all executive officers and directors as a group. Information with respect to beneficial ownership is based on a review of our stock transfer records and on the Schedules 13D and 13G that have been filed with the SEC by or on behalf of the stockholders listed below. Except as indicated by the footnotes below, we believe, based on the information available to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Percentage of beneficial ownership is calculated based on 281,259,620 shares of common stock outstanding on October 25, 2021. We have determined beneficial ownership in accordance with SEC rules. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of common stock subject to stock options held by that person that are currently exercisable or exercisable within 60 days of October 25, 2021. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Except otherwise indicated

in the footnotes below, the address of each beneficial owner listed in the table is Meta Materials Inc., 1 Research Drive, Dartmouth, Nova Scotia, Canada, B2Y 4M9.

Name of beneficial owner	Common Stock Shares		% of Class
Greater than 5% stockholders
George Palikaras	32,454,683	(1)	11.54%
President, CEO, and Director
Thomas Welch	46,842,084	(2)	16.65%
Anne Lambert	46,842,084	(3)	16.65%
Executive Officers and Directors
George Palikaras	32,454,683	(1)	11.54%
President, CEO, and Director
Maurice Guitton	1,202,516	(4)	*
Director
Eric Leslie	1,306,127	(5)	*
Director
Ram Ramkumar	702,743	(6)	*
Director (Chairman of the Board)
Kenneth Rice	553,500	(7)	*
Chief Financial Officer and Executive Vice President
Allison Christilaw	184,500	(8)	*
Director
Steen Karsbo	184,500	(9)	*
Director
Kenneth Hannah	0		—
Director
Jonathan Waldern	514,294	(10)	*
Chief Technology Officer
All directors and executive officers as a group (9 persons)	37,401,351		13.30%

(1)

Includes (a) 22,982,397 Meta Shares held by Lamda Guard Technologies LTD, (b) 3,307,775 Meta Shares held by Mr. Palikaras’ wife, (c) 1,627,709 Meta Shares that Mr. Palikaras has the right to acquire from Meta within 60 days of October 25, 2021 pursuant to the exercise of Meta Options, (d) 92,365 Meta Shares that Mr. Palikaras’ wife has the right to acquire from Meta within 60 days of October 25, 2021 pursuant to the exercise of Meta Options, (e) 7,485 Meta Shares that Mr. Palikaras has the right to acquire from Meta within 60 days of October 25, 2021 pursuant to the exercise of Meta Warrants, (f) 1,461,240 Meta Shares that Mr. Palikaras has the right to acquire from Meta within 60 days of October 25, 2021 pursuant to the redemption of Meta DSUs, and (g) 324,720 Meta Shares that Mr. Palikaras’ wife has the right to acquire from Meta within 60 days of October 25, 2021 pursuant to the redemption of Meta DSUs.

(2)

Includes (a) 23,141,239 Meta Shares held by Mr. Welch’s wife, Anne Lambert and (b) 186,536 Meta Shares that Mr. Welch has the right to acquire from Meta within 60 days of October 25, 2021 pursuant to the exercise of Meta Warrants.

(3)

Includes (a) 23,514,309 Meta Shares held by Ms. Lamberts’ husband, Thomas Welch and (b) 186,536 Meta Shares that Ms. Lamberts’ husband has the right to acquire from Meta within 60 days of October 25, 2021 pursuant to the exercise of Meta Warrants.

(4)

Includes (a) 14,966 Meta Shares held by Mr. Guitton, (b) 845,199 Meta Shares that Mr. Guitton has the right to acquire from Meta within 60 days of October 25, 2021 pursuant to the exercise of Meta Options, (b) 7,485 Meta Shares that Mr. Guitton has the right to acquire from Meta within 60 days of October 25, 2021 pursuant to the exercise of Meta Warrants, and (c) 334,866 Meta DSUs that Mr. Guitton has the right to acquire from Meta within 60 days of October 25, 2021 pursuant to the redemption of Meta DSUs.

(5)

Includes (a) 516,600 Meta Shares held by Mr. Leslie and (b) 714,803 Meta Shares that Mr. Leslie has the right to acquire from Meta within 60 days of October 25, 2021 pursuant to the exercise of Meta Options, and (c) 74,724 Meta Shares that Mr. Leslie has the right to acquire from Meta within 60 days of October 25,

2021 pursuant to Meta Warrants.
(6)

Includes (a) 553,500 Meta Shares that Mr. Ramkumar has the right to acquire from Meta within 60 days of October 25, 2021 pursuant to the exercise of Meta Options and (b) 149,243 Meta Shares that Mr. Ramkumar has the right to acquire from Meta within 60 days of October 25, 2021 pursuant to Meta Warrants.

(7)	Includes 553,500 Meta Shares that Mr. Rice has the right to acquire from Meta within 60 days of October 25, 2021 pursuant to the exercise of Meta Options.
(8)	Includes 184,500 Meta Shares that Ms. Christilaw has the right to acquire from Meta within 60 days of October 25, 2021 pursuant to the exercise of Meta Options.
(9)	Includes 184,500 Meta Shares that Mr. Karsbo has the right to acquire from Meta within 60 days of October 25, 2021 pursuant to the exercise of Meta Options.
(10)	Includes 514,294 Meta Shares that Mr. Waldern has the right to acquire from Meta within 60 days of October 25, 2021 pursuant to the exercise of Meta Options.

CORPORATE GOVERNANCE

Director Independence

Our Board has undertaken a review of the independence of the directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board has determined that Ram Ramkumar, Maurice Guitton, Allison Christilaw, Steen Karsbo, Eric M. Leslie, and Ken Hannah, representing six of our seven directors, are “independent directors” as defined under the rules of the Nasdaq Capital Market (the “Nasdaq”). George Palikaras is not considered independent due to his service as an executive officer of the Company.

In determining whether directors were independent under Nasdaq rules, the Board considered the matters discussed in the section entitled “Certain Relationships and Related Transactions” below. There are no family relationships between any of our directors and executive officers. There are currently no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation or the ability or integrity of any of our directors or director nominees.

Leadership Structure of the Board of Directors

The Board has the following general leadership structure:

•

The positions of Chief Executive Officer and Chair of the Board are separate but may be held by the same individual. The positions of Chief Executive Officer and Chair of the Board are currently held by Mr. Palikaras and Mr. Ramkumar, respectively.

•	The Chief Executive Officer and the Chair of the Board may jointly establish the agenda for each meeting of the Board, though any director may request the inclusion of items on the agenda.

The Company’s broad leadership structure is appropriate given the recent developments relating to the transactions contemplated by the Arrangement. As the Company’s management and directors continue to integrate into the combined company, it is expected further policies related to the leadership structure of the board will be explored.

Director Compensation

Director Compensation Prior to the Arrangement

Prior to the Arrangement, we had no standard arrangement pursuant to which directors were compensated for any services they provide or for committee participation or special assignments.

Director Compensation following the Arrangement

The Meta Board as a whole determines the compensation for directors and officers, together with the Human Resources and Compensation Committee. Executive compensation has been designed to encourage executives to make decisions and take actions that will result in the improvement of long-term shareholder value as reflected in the growth in assets and value of the Meta Shares. The focus of Meta’s current compensation policy is to:

•

strengthen the relationship between compensation and enhancement of shareholder value by focusing on variable compensation, such as annual performance incentives and ownership of common stock of the Company, primarily by using options for acquiring common stock of the Company;

•	enhance the Company’s ability to attract, encourage and retain knowledgeable and experienced executives; and

•	balance the short-term and long-term business goals of the Company.

The key components of executive compensation include: (1) base salary; (2) a short-term incentive comprised of quarterly bonus awards paid in cash and/or stock options; and (3) long-term incentives comprised primarily of stock option incentives, which are reviewed annually based on job performance as well as corporate performance and external competitive practices.

The Board has utilized the Human Resources Compensation Committee that works with the CEO to establish annual and quarterly performance measures for each executive along with assessing the overall performance of the Company and its executives and relies on its experience and judgment in determining the overall compensation package for executives. Compensation of executives as detailed herein is linked to the achievement corporate and individual objectives, and not to improvements of the market value of the Company’s securities.

We also reimburse our directors for expenses associated with attending meetings of our board of directors and committees of our board of directors. Each director receives cash fees of $11,250, and the chairman of the Board receives cash fees of $15,000, each paid on a quarterly basis in arrears. Directors who are also our employees receive no additional compensation for their service as a director.

Board Committees

Board Committees Prior to the Arrangement

Prior to the Arrangement, the Board maintained a separately designated standing audit committee (the “Prior Audit Committee”), which was replaced by the Audit Committee in June 2021. The Prior Audit Committee consisted of three independent directors, Alexandre Zyngier, Michael Graves, and Robert Lance Cook. Mr. Zyngier was the Chairman of the Audit Committee, and the Board of Directors has determined that he is an audit committee financial expert as defined in Item 5(d)(5) of Regulation S-K. The primary purpose of the Prior Audit Committee was to oversee our accounting and financial reporting processes and audits of our financial statements on behalf of the Board of Directors. The Prior Audit Committee met privately with our management and with our independent registered public accounting firm and evaluates the responses by our management both to the facts presented and to the judgments made by our outside independent registered public accounting firm.

Prior to the Arrangement, we had a Compensation Committee (the “Prior Compensation Committee”) whose members were Robert Lance Cook, Michael J. Graves and Alexandre Zyngier. The primary purposes of the Prior Compensation Committee were to discharge the Board of Directors’ responsibilities relating to the evaluation and compensation of our Chief Executive Officer, President and other senior executives. Our Prior Compensation Committee evaluated our executive compensation program with the goal of setting compensation at levels it believes will allow us to attract and retain qualified executives and directors. The Prior Compensation Committee took under consideration recommendations from executive officers and directors regarding its executive compensation program.

Prior to the Arrangement, we had a Nominating Committee (the “Prior Nominating Committee”) whose members were Robert Lance Cook, Michael Graves and Alexandre Zyngier. The Prior Nominating Committee’s

primary duties were to identify individuals qualified to become Board members and to recommend to the Board director nominees for election at the Annual Meeting of Stockholders or for election by the Board to fill open seats between annual meetings. The Prior Nominating Committee’s Charter provided for the Prior Nominating Committee to review qualifications of individuals suggested as potential candidates for director of the company, including candidates suggested by stockholders, and consider for nomination any of such individuals who are deemed qualified.

Following the completion of the Arrangement, the makeup of the Board and its committees was updated as detailed in or Current Report on Form 8-K, as filed on June 29, 2021 with the Securities and Exchange Commission; for detail on the current makeup of the Board’s committees, see “Board Committees Following the Arrangement” below.

Board Committees Following the Arrangement

Currently, the Board has an Audit Committee, a Human Resources and Compensation Committee, and a Corporate Governance and Nominating Committee. These committees operate under written charters, which are available on our website at https://investors.metamaterial.com/governance-documents. The Board has determined that all members of these committees satisfy the applicable independence requirements under Nasdaq rules. The current members of the committees are identified in the table below.

Director	Audit Committee	Human Resources and Compensation Committee	Corporate Governance and Nominating Committee
Ram Ramkumar	—	—	—
George Palikaras	—	—	—
Maurice Guitton	Member	—	Member
Allison Christilaw	Member	Chair	Member
Steen Karsbo	—	Member	Chair
Eric M. Leslie	—	Member	—
Ken Hannah	Chair	—	—

Audit Committee

The Audit Committee is responsible primarily for overseeing (i) the services provided by our independent registered public accounting firm, (ii) the integrity of our financial statements and internal control over financial reporting, and (iii) risk management, internal audit and our compliance with legal and regulatory requirements. Mr. Beck, the Chair of the Audit Committee, has been determined by the Board to be an audit committee financial expert. Thus far, for fiscal year ending December 31, 2021, the Audit Committee has held two (2) meetings.

Human Resources and Compensation Committee

The Human Resources and Compensation Committee is responsible primarily for evaluating and approving all compensation plans, policies and programs as they affect our executive officers, administering our equity compensation plans, and reviewing the compensation of the Board. Thus far, for fiscal year ending December 31, 2021, the Human Resources and Compensation Committee has held two (2) meetings.

Corporate Governance and Compensation Committee

The Corporate Governance and Nominating Committee is responsible primarily for identifying, evaluating and recommending to the Board nominees for election or appointment to the Board and committees of the Board, evaluating the performance and independence of the Board and of individual directors, and evaluating the adequacy of our corporate governance practices. Thus far, for fiscal year ending December 31, 2021, the Corporate Governance and Nominating Committee has held two (2) meetings.

Meetings of the Board of Directors and Board Committees

The Board has regularly scheduled meetings at least quarterly. Our independent directors hold executive sessions without management present at least once per quarter. Thus far, for fiscal year ending December 31, 2021, the Board has held three (3) meetings. Each director attended at least 75% of the aggregate number of meetings held by the Board and all applicable committees of the Board during the period that he or she served. It is our policy to encourage members of the Board to attend our annual meetings of stockholders.

Role of the Board of Directors in Risk Oversight

Management is responsible for day-to-day risk management at our company. The role of the Board is to provide oversight of the processes designed to identify, assess and monitor key risks and risk mitigation activities. The Board fulfills its risk oversight responsibilities through (i) the receipt of reports directly from management and (ii) the receipt of reports from each committee chair regarding such committee’s oversight of specific risk topics.

Delegation of Risk Oversight

The Board has delegated oversight of specific risk areas to its committees. For example, the Audit Committee is tasked with overseeing risk management at our company with respect to financial matters and the adequacy of our internal control over financial reporting. Pursuant to its charter, the Audit Committee is required, among other things, to discuss with management our policies with respect to risk assessment and risk management, including guidelines and procedures to govern the process by which risk assessment and risk management are handled, and to review our major risk exposures and the steps management has taken to monitor, control and report such exposures. The Audit Committee typically has these discussions with management at least once per quarter, and the Chair of the Audit Committee subsequently reports on these discussions to the full Board. Similarly, the Human Resources and Compensation Committee assists the Board in overseeing risks arising from our compensation policies and practices, and the Corporate Governance and Nominating Committee assists the Board in overseeing risks associated with corporate governance, director and executive officer succession planning, board membership and board structure. The Board then discusses significant risk management issues with the Chief Executive Officer and recommends appropriate action.

Communications with the Board of Directors

The Company’s contact information is available on our website at https://investors.metamaterial.com/. Interested parties may send communications to the non-management members of the Board. Communications to the Board must be in writing and sent care of the Secretary by mail to our offices Meta Materials Inc., Attn: Secretary, 1 Research Drive, Dartmouth, Nova Scotia, Canada, B2Y 4M9. This centralized process will assist the Board in reviewing and responding to stockholder and interested party communications in an appropriate manner. The name of any specific intended recipient should be noted in the communication. All communications must be accompanied by the following information:

•	if the person submitting the communication is a security holder, a statement of the type and amount of securities of our company the person holds;

•

if the person submitting the communication is not a security holder and is submitting the communication to the non-management directors as an interested party, the nature of the person’s interest in our company;

•	any special interest, meaning an interest not in the capacity of a stockholder of our company, of the person in the subject matter of the communication; and

•	the address, telephone number and e-mail address, if any, of the person submitting the communication.

Communications should be addressed to the attention of the Secretary and should not exceed 500 words in length, excluding the information required to accompany the communication as described above. The Board has instructed the Secretary to forward such correspondence to the Board.

Consideration of Director Nominees

Director Qualifications

The Corporate Governance and Nominating Committee evaluates all incumbent, replacement or additional nominees for election as directors, taking into account (i) all factors the committee considers appropriate, which may include career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge, and (ii) the following minimum qualifications:

•	Each director nominee must have displayed the highest personal and professional ethics, integrity and values, and sound business judgment;

•

Each director must be highly accomplished in his or her respective field, with superior credentials and recognition and broad experience at the administrative and/or policy making level in business, government, education, technology or public interest;

•	Each director must have relevant expertise and experience, and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience;

•	Each director must be able to represent all of our stockholders and be committed to enhancing long-term stockholder value; and

•	Each director must have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of our business.

In determining whether to recommend a director for re-election to the Board, the Corporate Governance and Nominating Committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board and any applicable committees of the Board.

The Nominating and Governance Committee does not have a formal policy governing the consideration of diversity in identifying nominees for director.

Stockholder Recommendations and Nominees

The Corporate Governance and Nominating Committee has not received director candidate recommendations from our stockholders and does not have a formal policy regarding consideration of such recommendations. The Board believes this is appropriate, as any recommendations received from stockholders will be evaluated in the same manner as potential nominees suggested by members of the Board or management. Stockholders wishing to recommend a candidate for director should write to our Secretary at Meta Materials Inc., Attn: Secretary, 1 Research Drive, Dartmouth, Nova Scotia, Canada, B2Y 4M9.

To be considered, the recommendation of a director candidate must include the following written information: (i) the stockholder’s name and contact information; (ii) a statement that the writer is a stockholder and is proposing a candidate for consideration by the Corporate Governance and Nominating Committee; (iii) the name of, and contact information for, the candidate and a statement that the candidate is willing to be considered and serve as a director, if nominated and elected; (iv) a statement of the candidate’s business, educational experience and qualifications; (v) information regarding each of the factors listed under “Director Qualifications” above sufficient to enable the Corporate Governance and Nominating Committee to evaluate the candidate; (vi) a statement of the value that the candidate would add to the Board; (vii) a statement detailing any relationship between the candidate and any customer, supplier or competitor of our company; (viii) detailed information about any relationship or understanding between the proposing stockholder and the candidate; and (ix) a list of three character references, including complete contact information for such references. To give the Corporate Governance and Nominating Committee sufficient time to evaluate a recommended director candidate for the 2022 Annual Meeting of Stockholders, the recommendation should be received by our Secretary at our principal executive offices no later than July 5, 2022 which is the 120th calendar day before the first anniversary of the date our proxy statement was mailed to stockholders in connection with the Annual Meeting, or at such earlier or later date should the date 2022 Annual Meeting of Stockholder cause recommendations to be received at another time, in which case the Company will provide proper notice to its stockholders.

Identification and Evaluation of Nominees for Director

The Corporate Governance and Nominating Committee uses a variety of methods for identifying and evaluating nominees for director. The Corporate Governance and Nominating Committee regularly assesses the appropriate size and composition of the Board, the needs of the Board and each committee of the Board, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the Corporate Governance and Nominating Committee through stockholders, management, current members of the Board or search firms. The evaluation of these candidates may be based solely upon information provided to the Corporate Governance and Nominating Committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the Corporate Governance and Nominating Committee deems appropriate, including the use of third parties to review candidates.

Code of Ethics

We have adopted a written Code of Business Conduct and Ethics applicable to the Board and our officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, in accordance with the rules of the Nasdaq and the SEC. The Code of Business Conduct and Ethics is available on our website at https://investors.metamaterial.com/esg.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2020, no executive officer of our company (i) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Human Resources Compensation Committee, (ii) served as a director of another entity, one of whose executive officers served on our Human Resources and Compensation Committee, or (iii) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of our company.

Certain Relationships and Related Party Transactions

Existing Investor Exercise

On February 18, 2021, Thomas Welch and wife, Anne Lambert, converted certain debt instruments into common stock of Metamaterial Inc., which, together resulted in Thomas Welch and Anne Lambert holding common stock of META pursuant to the Arrangement. Prior to the issuance of these debt instrument, Thomas Welch and Anne Lambert were each an investor in and lender to Metamaterials.

On March 16, 2021, Lamda Guard Technologies Ltd, a company controlled by Mr. Palikaras and his wife, converted an amount of CA$290,230 into common stock of Metamaterial Inc.

In March 2020, Metamaterial Inc. has issued shares and warrants to Mr. Leslie in exchange for advisory fees valued at CA$50,000, net of taxes.

EXECUTIVE OFFICERS

Our executive officers are appointed by, and serve at the discretion of, the Board. Each executive officer is a full-time employee of META. The names of our executive officers and their ages, titles and biographies are set forth below:

Name	Age	Position
George Palikaras	40	President, Chief Executive Officer and Director
Kenneth Rice	67	Chief Financial Officer and Executive Vice President
Jonathan Waldern, Ph.D.	61	Chief Technology Officer

George Palikaras. Please see biography in “Proposal 1” section below.

Kenneth Rice. Mr. Rice has served as the Company’s Chief Financial Officer and Executive Vice President since June 2021 and served as Chief Financial Officer and Executive Vice President of Metamaterials from December 2020 to June 2021. From April 2016 to March 2019, Mr. Rice held the position of Senior Vice President of LikeMInds, Inc. From April 2019 through November 2020 Mr. Rice was employed as CEO of Alderaan Group, a project management and consulting company. Mr. Rice holds no directorships. Mr. Rice holds a BSBA and an MBA from Babson College, a Juris Doctor from Suffolk University Law School and an LLM in taxation, specialized in international tax from Boston University Law School.

Jonathan Waldern, Ph.D. Mr. Waldern has served as the Chief Technology Officer of the Company since June 2021 and served as the Chief Technology of Metamaterials from December 2020 to June 2021. From 2003 through November 2020 Jonathan was founder, chairman, Chief Executive Officer and Chief Financial Officer of SBG Labs (DBA DigiLens) in Sunnyvale. Mr. Waldern holds no directorships in any public companies. He holds a PhD is Computer Science (Virtual Reality) that was supported by IBM Research Labs, from Loughborough University of Technology.

None of our executive officers has any family relationships with any of our other executive officers or directors. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our executive officers.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the total compensation earned by our NEOs for 2020 and 2019.

Name and Principal Position	Year	Salary	Bonus	Committee or Meeting Fees	Value of Perquisites	Value of all other Compensation	(Total Compensation
George Palikaras	2020	$161,577	$168,644	—	—	—	$330,202
President, CEO, Director	2019	$130,627	—	—	—	—	$130,627
Kenneth Rice (1)	2020	$8,400	—	—	—	—	$8,400
CFO and Executive Vice President	2019	—	—	—	—	—	—
Jonathan Waldern (2)	2020	$6,088	—	—	—	—	$6,088
Chief Technology Officer	2019	—	—	—	—	—	—

Notes:

(1)	Kenneth Rice was appointed the Chief Financial Officer of Metamaterials on December 14, 2020, continuing to be the CFO of META following the Arrangement.
(2)	Jonathan Waldern was appointed Chief Technology Officer of Metamaterials on December 17, 2020, and continued as the CTO of META following the Arrangement.

Outstanding Equity Awards at Fiscal Year End

The following table provides a summary of stock options and other compensation securities earned during the fiscal year ended December 31, 2020 by each META Named Executive Officer and director for services provided or to be provided, directly or indirectly, to META or any of its subsidiaries.

Name	Type of compensation security	Number of compensation securities, and percentage of class	Date of issue or grant	Issue, conversion or exercise price	Closing price of security or underlying security on date of grant	Closing price of security or underlying security at year end	Expiry Date
George Palikaras	Options	295,200	March 23, 2020	$0.26	$0.17	$0.28	March 23, 2030
President, CEO & Director		12.13%
Jonathan Waldern	Options	1,115,000	17-Dec-20	$0.26	$0.25	$0.28	December 16, 2030
Chief Technology Officer		8.46%
Kenneth Rice	Options	553,500	December 14, 2020	$0.26	$0.25	$0.28	March 23, 2030
CFO and Executive Vice President		2.27%
Allison Christilaw	Options	553,500	March 23, 2020	$0.26	$0.17	$0.28	March 23, 2030,
Director		2.27%
Maurice Guitton	Options	553,500	March 23, 2020	$0.26	$0.17	$0.28	March 23, 2030
Director		2.27%
Steen Karsbo,	Options	553,500	March 23, 2020	$0.26	$0.17	$0.28	March 23, 2030
Director		2.27%
Ram Ramkumar	Options	369,000	March 5, 2020	$0.15	$0.38	$0.28	March 3, 2030
Director		1.52%
	Options	553,500	March 23, 2020	$0.26	$0.17	$0.28	March 23, 2030
		2.27%
Eric Leslie	Options	553,500	March 23, 2020	$0.26	$0.17	$0.28	March 23, 2030
Director		2.27%
	Warrants	74,724	March 9, 2020	$0.38	$0.72	$0.28	March 5, 2022
		0.86%

Executive Compensation of Pre-Arrangement Executives

The following table provides summary information for the years of 2020 and 2019 concerning cash compensation paid or accrued to or on behalf of certain executive officers of Torchlight. Following the Arrangement, the named executive officers below left their executive positions.

Summary Executive Compensation Table

Name and Principal Position	Year	Salary	Bonus	Committee or Meeting Fees	Value of Perquisites	Value of all other Compensation	Total Compensation
John A. Brda	2020	$375,000	$168,644	—	—	—	$375,000
Former CEO/Secretary/Director	2019	$375,000	—	—	—	—	$375,000
Roger Wurtele	2020	$225,000	—	—	—	—	$225,000
Former CFO	2019	$225,000	—	—	—	—	$225,000

Setting Executive Compensation

Prior to the Arrangement, our policy was to fix executive base compensation at a level we believe enables us to hire and retain individuals in a competitive environment and to reward satisfactory individual performance and a satisfactory level of contribution to our overall business goals. We also took into account the compensation that is paid by companies that we believe to be our competitors and by other companies with which we believe we generally compete for executives.

In establishing compensation packages for executive officers, numerous factors are considered, including the particular executive’s experience, expertise, and performance, our company’s overall performance, and compensation packages available in the marketplace for similar positions. In arriving at amounts for each component of compensation, our Compensation Committee strives to strike an appropriate balance between base compensation and incentive compensation. The Compensation Committee also endeavors to properly allocate between cash and non-cash compensation (including without limitation stock and stock option awards) and between annual and long-term compensation.

Employment Agreements

On July 15, 2020, we entered into new one-year employment agreements with each of John Brda, our President and Chief Executive Officer, and Roger Wurtele, our Chief Financial Officer. Their previous employment agreements expired in June 2020. Under the new agreements, Messrs. Brda and Wurtele will continue to receive their same annual salaries of $375,000 and $225,000, with 36% and 20% of the salaries, respectively, continuing to accrue unpaid until such time as the Board of Directors believes there is adequate cash for such payment, or as otherwise contemplated in the employment agreement. Each individual will be eligible for a bonus at the Compensation Committee’s discretion. Each agreement provides that if there is a “change of control” in the company (as defined in the agreement), the employee will be paid in one lump sum any amounts owed to the employee under the agreement that are accrued and unpaid plus his salary that would be earned through the end of the term of the agreement. Each employment agreement has a covenant not to compete and provides for expense reimbursement, four weeks of vacation and certain other benefits.

Additionally, as part of their employment compensation, the Compensation Committee granted Mr. Brda an option to purchase a total of up to 2,250,000 shares of common stock, including up to 375,000 shares at an exercise price of $0.50 per share and up to 1,875,000 shares at an exercise price of $1.00 per share, and granted Mr. Wurtele an option to purchase a total of up to 750,000 shares of common stock, including up to 375,000 shares at an exercise price of $0.50 per share and up to 375,000 shares at an exercise price of $1.00 per share. The options were granted under our Amended and Restated 2015 Stock Option Plan. The options of both executives will vest upon either (a) the approval by shareholders of a change of control occurring prior to July 15, 2021, or (b) the company entering into a letter of intent with a third party prior to July 15, 2021 that contemplates a change of control, and the change of control transaction closes with that third party (or an affiliate(s) of that third party) at a date not later than July 15, 2022; subject, however, to acceleration and earlier vesting of all of the options in the event of (i) the termination of employment by the employee for “good reason” under his employment agreement or (ii) a determination of the Compensation Committee, at its discretion. In the event of the death or disability of the employee prior to vesting or if the company terminates the employee’s employment for reasons other than for “cause” under the employment agreement prior to vesting, the option will still vest upon the occurrence of the events described under clauses (a) or (b) above. The options, to the extent such options have not been exercised, will terminate and become null and void on July 15, 2025, if and only if the options vest as described above, or on July 15, 2021, if the options do not vest as described above, subject to the occurrence of the events contemplated under clause (b) above whereby the options would not terminate until July 15, 2022.

Outstanding Equity Awards at Fiscal Year End

The following table details all outstanding equity awards held by our named executive officers at December 31, 2020:

Name	Option Awards Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration
John A. Brda		375.000		$0.50	7/15/2025
		1,875,000		$1.00	7/15/2025
Roger Wurtele		375,000		$0.50	7/15/2025
		375,000		$1.00	7/15/2025

Compensation of Pre-Arrangement Directors

Prior to the Arrangement, we had no standard agreement of policy pursuant to which directors are compensated for any services they provide or for committee participation or special assignments. Historically, we granted stock options to directors on a year-to-year basis. On October 26, 2020, however, we instead approved accruing cash payments to the board members, until such time as we have adequate cash on hand to pay any such accrued amounts to the board members. Since that date, each independent member of the board has received $100,000 per annum, payable $25,000 per quarter in advance to each such board member, with the fourth quarter of 2020 being pro-rated.

Summary Director Compensation Table

Compensation paid during the year ended December 31, 2020 to the following directors, each of whom ceased being a director in June 2021 pursuant to the Arrangement, was as follows:

Name	Fees Earned And Accrued in 2020 ($)	Stock Awards ($)	Option Awards Option Awards ($)(A)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Alexandre Zyngier	$17,935	—	$22,750	(1)	—	—	—	$40,685
Robert Lance Cook	$17,935	—	$22,750	(1)	—	—	—	$40,685
Michael Graves	$17,935	—	$22,750	(1)	—	—	—	$40,685

(A)	Stock Value as applicable is determined using the Black Scholes Method.
(1)

On November 13, 2019, this director was granted 200,000 stock options under the 2015 Stock Option Plan as director compensation. 100,000 of the stock options vested immediately, and the remaining 100,000 stock options vested on November 13, 2020.

Compensation Policies and Practices as they Relate to Risk Management

We attempt to make our compensation programs discretionary, balanced and focused on the long term. We believe goals and objectives of our compensation programs reflect a balanced mix of quantitative and qualitative performance measures to avoid excessive weight on a single performance measure. Our approach to compensation practices and policies applicable to employees and consultants is consistent with that followed for its executives. Based on these factors, we believe that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

PROPOSAL 1: ELECTION OF DIRECTORS

Board Composition

As of the date of this proxy statement, the Board consists of seven (7) members. Our bylaws provide that the number of directors will be fixed from time to time by resolution of the Board. All directors hold office until their successors have been elected and qualified or until their earlier death, resignation, disqualification or removal.

The Board consists of Ram Ramkumar, George Palikaras, Maurice Guitton, Allison Christilaw, Steen Karsbo, Eric M. Leslie, and Ken Hannah. At each annual meeting of stockholders, the successors to directors whose terms then expire will serve from the time of election and qualification until following annual meeting following election and until their successors are duly elected and qualified.

Our bylaws provide for plurality voting in the election of directors. Each director nominee will be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election.

Nominees for Election at the Annual Meeting

The Nominating Committee and Corporate Governance Committee and recommended, and the Board nominated, Ram Ramkumar, George Palikaras, Maurice Guitton, Allison Christilaw, Steen Karsbo, Eric M. Leslie, and Ken Hannah as nominees for election to the Board at the Annual Meeting. If elected, Ram Ramkumar, George Palikaras, Maurice Guitton, Allison Christilaw, Steen Karsbo, Eric M. Leslie, and Ken Hannah, will continue as directors and their terms will expire at the 2022 Annual Meeting of Stockholders. Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation or removal.

Information about the Board of Directors

The names and certain information regarding each member of the Board, including the nominees for election to the Board at the Annual Meeting, are set forth below. The following information has been furnished to us by the directors. For more information concerning the nominees, please see the section entitled “Corporate Governance” above.

George Palikaras was appointed is the President and CEO of Meta in June 2021, when Meta combined with Torchlight Energy. Mr. Palikaras has held this role at Meta from the beginning of 2011 to June 2021. Mr. Palikaras presently holds no other directorships in publicly traded companies. Mr. Palikaras has received Executive Education at Harvard, INSEAD, UCL and Stanford Business Schools. He earned his BEng. in Computer Engineering, an MSc. in Digital Communication Systems and did his PhD studies in Metamaterial science.

Ram Ramkumar has served as a director and Chairman of the Board since June 2021 and served as a director and Chairman of the board of directors of Meta from March 2020 to June 2021. He served as Chairman of the board of Snipp Interactive which is listed on the TMX from 2014 to 2018. He was a director of Continental Precious Minerals (“CPM”), a TMX listed company from 2017 until March 2020 when CPM combined with Metamaterials Inc. Mr. Ramkumar has a Bachelor of Technology (Metallurgical Engineering) and Master of Business Administration from the University of Toronto and was a chartered accountant.

Maurice Guitton has served as a director of the Company since June 2021 and served as a director of Meta from March 2020 to June 2021. Since November 2011, Maurice has been the President and CEO of Versa Tech Consulting Limited, a consulting company focused on advising its clients on composite materials. He served as Chairman of the board of Snipp Interactive which is listed on the TMX from 2014 to 2018. Mr. Guitton has no other directorships at present.

Allison Christilaw has served as a director of the Company since June 2021 and served as a director of Meta from March 2020 to June 2021. From November 2014 to November 2018, Ms. Christilaw was CEO of Reddin Global Inc., a management consulting company. From November 2018 to present, Ms. Christilaw has been an independent consultant. Ms. Christilaw has served as a director of Meta since March of 2020. Since September 2015 she has also held a position on the Appleby College Board of Governors and on the Haltech Regional Innovation Centre Board of Directors since 2019. Ms. Christilaw holds a Bachelor of Arts in Honors Business Administration and a Masters degree in Business Administration from the Richard Ivey School of Business at Western University.

Steen Karsbo as served as a director of the Company since June 2021 and served as a director of Meta from March 2020 to June 2021. From July 1980 through June 2019 Mr. Karsbo was employed at Satair A/S/Airbus in a variety of senior management roles. Mr. Karsbo holds no other directorships than his role as a director of the Company.

Eric Leslie has served as a director of the Company since June 2021 and served as a director of Meta from March 2020 to June 2021. From November 2015 through the present, he has held the position of President and CEO of TRION Energy Solutions Corporation. Mr. Leslie does not presently hold any other board memberships. Mr. Leslie holds a Bachelor of Arts from Western University.

Ken Hannah has served as a director of the Company since June 2021. Mr. Hannah has held the positions of Senior Vice President, Chief Financial Officer of Caleres since February 2015. Executive Vice President and Chief Financial Officer of JC Penney Company, Inc. from May 2012 to March 2014. Mr. Hannah does not hold any Board positions in public companies other than META. Mr. Hannah holds a Masters degree in Business Administration from Saint Louis University and a Bachelor of Science from Southern Illinois University, Carbondale.

Vote Required

The election of each director requires the affirmative vote of a plurality of the shares present in person live via the internet or by proxy and entitled to vote at a meeting at which a quorum is present. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum. The proxy holders may not vote the proxies for a greater number of persons than the number of nominees named. If any nominee should be unavailable for election as a result of an unexpected occurrence, shares will be voted for the election of such substitute nominee as the Board may propose. Each person nominated for election has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION AS A DIRECTOR OF EACH OF THE SEVEN (7) NOMINEES LISTED ABOVE.

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking you to ratify the appointment of KPMG LLP (“KPMG”), as our independent registered public accounting firm for the year ending December 31, 2021. Representatives of KPMG are expected to be present live via the internet at the Annual Meeting, will have an opportunity to make a statement should they desire to do so and will be available to respond to appropriate questions.

Although our bylaws do not require that our stockholders approve the appointment of our independent registered public accounting firm, the Board is submitting the selection of KPMG to our stockholders for ratification as a matter of good corporate practice. If our stockholders vote against the ratification of KPMG, the Audit Committee will reconsider whether to continue to retain the firm. Even if our stockholders ratify the appointment of KPMG, the Audit Committee may choose to appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our company and our stockholders.

Independent Registered Public Accounting Firm Fees and Services

On June 28, 2021, in connection with the Arrangement, the Audit Committee approved the engagement of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. Prior to the completion of the Arrangement, KPMG LLP served as the independent auditors for Meta. The Company has engaged KPMG for the audit of our annual consolidated financial statements as of and for the year ending December 31, 2021. Our audit committee is monitoring fees billed for this audit and other services rendered by KPMG during this period.

Prior to the Arrangement, the Company engaged Briggs & Veselka Co. as our independent registered public accounting firm. Until this point, Briggs & Veselka Co. had served as our independent registered public accounting firm continuously since January 2017. The final fiscal year that Briggs & Veselka Co. served as our independent registered public accounting firm was for the fiscal year ending December 31, 2020. On June 28, 2021 and in connection with the Arrangement, Briggs & Veselka Co. was dismissed as the registered public accounting firm of the Company.

The following table sets forth the fees paid or accrued by us for the audit and other services provided by our auditor, Briggs & Veselka Co. and our independent consultant during the years ended December 31, 2020 and 2019.

	2020	2019
Audit Fees(1)	$153,277	$162,309
Audit Related Fees(2)	79,500	46,473
Tax Fees(3)	32,000	47,000
All Other Fees		438
Total Fees	$264,777	$256,220

(1)

Audit Fees: This category represents the aggregate fees billed for professional services rendered by the principal independent accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-K and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years.

(2)

Audit Related Fees: This category consists of the aggregate fees billed for SOX 404 Internal Control compliance services and assurance and related services by our independent consultant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

(3)	Tax Fees: This category consists of the aggregate fees billed for professional services rendered by the principal independent consultant for tax compliance, tax advice, and tax planning.

Our audit committee pre-approves all services provided by our independent auditors. All services and fees provided by KPMG following their appointment as the independent auditor of the Company on June 28, 2021 have been reviewed and approved by the audit committee either before or after the respective services were rendered.

Our Board has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

Vote Required

Ratification of KPMG as our independent registered public accounting firm for the year ending December 31, 2021 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at a meeting at which a quorum is present. Abstentions are deemed to be votes cast and have the same effect as a vote “AGAINST” the proposal. This proposal is considered a routine or “discretionary” matter on which your broker, bank or other agent will be able to vote on your behalf even if it does not receive instructions from you; therefore, no broker non-votes are expected to exist in connection with this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF KPMG LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee is a committee of the board of directors comprised solely of independent directors as required by the Nasdaq listing standards and rules and regulations of the SEC. The audit committee operates under a written charter approved by our board of directors, which is available on our corporate web site at https://investors.metamaterial.com/governance-documents. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.

With respect to Meta’s financial reporting process, management is responsible for (1) establishing and maintaining internal controls and (2) preparing Meta’s consolidated financial statements. Meta’s independent registered public accounting firm, KPMG, LLP (“KPMG”), is responsible for performing an independent audit of Meta’s consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), or PCAOB, and to issue a report thereon. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare Meta’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

•	reviewed and discussed the audited financial statements for fiscal year 2020 with management;

•

discussed with KPMG, Meta’s independent registered public accounting firms, the matters required to be discussed by the applicable requirements of Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the PCAOB;

•

received the written disclosures and the letters from KPMG, as required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with KPMG, that firm’s independence.

The audit committee has also appointed KPMG as the company’s independent registered public accounting firm for the year ending December 31, 2021.

The Audit Committee

Ken Hannah

Allison Christilaw

Maurice Guitton

This report of the audit committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by Meta under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent Meta specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

PROPOSAL 3: APPROVAL OF 2021 EQUITY INCENTIVE PLAN

Our board of directors adopted our 2021 Equity Incentive Plan (the “2021 Plan”) on October 28, 2021. The stockholders are being asked to approve the 2021 Plan, a copy of which is set forth in this proxy statement as Appendix A.

On December 14, 2020, we, Meta Materials Inc. (formerly known as Torchlight Energy Resources, Inc.), and our subsidiaries entered into an Arrangement Agreement (the “Arrangement Agreement”) with Metamaterial Inc., an Ontario corporation headquartered in Nova Scotia, Canada (“Meta”) to acquire all of the outstanding common shares of Meta by way of a statutory plan of arrangement (the “Arrangement”) under the Business Corporations Act (Ontario), on and subject to the terms and conditions of the Arrangement Agreement. On June 28, 2021, following the satisfaction of the closing conditions set forth in the Arrangement Agreement, the Arrangement was completed.

In connection with the Arrangement, on June 25, 2021, we effected a reverse stock split of our Common Stock, at a ratio of two-to-one (the “Reverse Stock Split”), and changed our name from “Torchlight Energy Resources, Inc.” to “Meta Materials Inc.”. The shares of our Common Stock, previously traded on the Nasdaq Capital Market (“Nasdaq”) through the close of business on June 25, 2021 under the ticker symbol “TRCH,” commenced trading on Nasdaq under the ticker symbol “MMAT” on June 28, 2021.

In connection with the Arrangement, we assumed the Amended and Restated Stock Option Plan of Metamaterial, Inc. (the “Meta Plan”) which, after the closing of the Arrangement, had 6,445,745 shares remaining in its pool for future grants and issuances. At the closing of the Arrangement, we also had 3,500,000 shares in our 2015 Stock Option Plan (the “Torchlight Plan”). The Meta Plan and Torchlight Plan are referred to herein as our “Prior Plans.”

The size of the share reserve (the “Pool”) for the 2021 Plan will be 34,945,745 shares, which number is (i) 3,500,000 shares remaining eligible for grants in the Torchlight Plan as of October 25, 2021, (ii) the 6,445,745 shares remaining eligible for grants in the Meta Plan that we assumed in the Arrangement as of October 25, 2021, and (iii) 25,000,000 additional shares. The stockholders are being asked to approve the 2021 Plan so that we may use our 2021 Plan to retain and attract the best available personnel for positions of substantial responsibility, to provide additional incentives to our employees, directors and consultants and to promote the success of our business. If stockholders approve the 2021 Plan, then the Pool will be available for issuance to our employees, directors and our service providers.

Reasons for Voting for Approval of the 2021 Plan

The 2021 Plan Will Allow Us to Retain and to Continue Attracting and Retaining the Best Talent

Our board of directors believe that our success depends on the ability to attract and retain the best available personnel and that the ability to grant equity awards is crucial to recruiting and retaining the services of such individuals. In addition, our board of directors believes that equity awards align the interests of service providers and stockholders by giving service providers an ownership stake in the company, motivate service providers to achieve outstanding performance, and provide an effective means of rewarding service providers for their contributions to our success.

If stockholders approve the 2021 Plan, then the Pool would be available to be issued to our service providers. If stockholders do not approve the 2021 Plan, the we would continue to grant equity awards to our employees and service providers under our Prior Plans, but we will be limited to 9,955,745 shares which our board of directors feels will not be sufficient to adequately incentivize our current employees and service providers or for our future growth.

As a result of the above, it would be challenging to attract and retain talent. Furthermore, we will be unable to continue our equity incentive program and we will have to restructure our existing compensation programs for reasons that are not directly related to the achievement of our business objectives, which could prevent us from successfully attracting and retaining highly skilled executive officers and other service providers. To remain competitive without equity-based compensation arrangements, it likely will be necessary to replace components of compensation previously awarded in equity with cash. We do not believe increasing cash compensation to make up for any shortfall in equity compensation would be practical or advisable, because we believe that a combination of equity awards and cash compensation provide a more effective compensation strategy than cash alone for attracting, retaining and motivating our employees long-term and aligning employees’ and stockholders’ interests. In addition, any significant increase in cash compensation in lieu of equity awards could substantially increase our operating expenses and reduce our cash flow from operations, which could adversely affect our business results and could adversely affect our business strategy, including using cash flow for strategic acquisitions, research and development of innovative new products, and improvements in the quality and performance of existing products.

A Reasonable Number of Shares Will Be Reserved Under the 2021 Plan

If our stockholders approve the 2021 Plan, a total aggregate of 34,955,745 shares of our common stock will have been reserved for issuance under the 2021 Plan, which is an increase from 9,955,745 shares currently reserved under the Prior Plans. If the 2021 Plan is approved by the stockholders, we anticipate that these shares of our common stock will be enough to meet our expected needs for approximately 3 years. The compensation committee, with the assistance of its independent compensation consultant, and our board of directors considered the following when determining the number of shares to reserve for issuance under the 2021 Plan:

•

Number of Shares Remaining. As of October 27, 2021, the number of shares of our common stock that remained available for issuance under the Prior Plans was 9,955,745. As of the same date, the outstanding equity awards under the Prior Plans covered a total of 27,968,944 shares of our common stock, which consists of (i) 24,513,722 shares subject to outstanding options, with a weighted average exercise price of $0.36, and a weighted term of 7.40 years, (ii) 3,455,222 shares subject to outstanding DSUs.

•

Overhang. As of October 27, 2021, 27,968,944 shares were subject to outstanding equity awards under our Prior Plans, which represent approximately 9.94% of the outstanding shares as of October 27, 2021.

The 2021 Plan Includes Compensation and Governance Best Practices

The 2021 Plan includes provisions that are considered best practice for compensation and corporate governance purposes. These provisions protect our stockholders’ interests, as follows:

•	Administration. The 2021 Plan will be administered by the compensation committee, which consists entirely of independent non-employee directors.

•	Annual Limits on Awards to Non-Employee Directors. The 2021 Plan sets reasonable limits as to the awards that non-employee directors may receive during each fiscal year.

•	Limited transferability. Awards under the 2021 Plan generally may not be sold, assigned, transferred, pledged, or otherwise encumbered, unless otherwise approved by the administrator.

•	No Tax Gross-ups. The 2021 Plan does not provide for any tax gross-ups.

•

Forfeiture Events. Each award under the 2021 Plan will be subject to any clawback policy of ours, and the administrator may require a participant to forfeit, return, or reimburse us all or a portion of the award and any amounts paid under the award in order to comply with such clawback policy or applicable laws.

Our executive officers and directors have an interest in the approval of the 2021 Plan because they are eligible to receive equity awards under the 2021 Plan.

Summary of the 2021 Plan

Our 2021 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and any parent and subsidiary corporations’ employees, but only if our 2021 Plan is approved within 12 months following the date our board adopted our 2021 Plan, and for the grant of nonstatutory stock options, restricted stock, restricted stock units, or RSUs, stock appreciation rights, performance units and performance shares to our employees, directors and consultants and our parent, subsidiaries’ and affiliates’ employees and consultants.

The following is a summary of the principal features of the 2021 Plan and its operation. The summary is qualified in its entirety by reference to the 2021 Plan set forth in Appendix A.

Authorized Shares

A total of 34,945,745 shares of our common stock are reserved for issuance pursuant to our 2021 Plan. Additionally, if any award issued pursuant to either of our Prior Plans expires or becomes unexercisable without having been exercised in full, is forfeited to or repurchased by us due to the failure to vest, the unpurchased shares (or for awards other than stock options or stock appreciation rights the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the 2021 Plan (unless the 2021 Plan has terminated), provided that no more than 27,968,944 shares may become available in this manner. Notwithstanding the foregoing and, subject to adjustment as provided in the 2021 Plan, the maximum number of shares that may be issued upon the exercise of incentive stock options will equal the aggregate share number stated above, plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any shares that become available for issuance under the 2021 Plan in accordance with the foregoing. The stockholders are being asked to approve the 2021 Plan, which includes the Pool described herein.

If an award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program, or, with respect to restricted stock, restricted stock units, performance units or performance shares, is forfeited to or repurchased by us due to the failure to vest, the unpurchased shares (or for awards other than options or stock appreciation rights the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the 2021 Plan (unless the 2021 Plan has terminated). Only shares actually issued pursuant to a stock appreciation right will cease to be available under the 2021 Plan; all remaining shares under stock appreciation rights will remain available for future grant or sale under the 2021 Plan (unless the 2021 Plan has terminated). Shares that have actually been issued under the 2021 Plan under any award will not be returned to the 2021 Plan and will not become available for future distribution under the 2021 Plan. However, if shares issued pursuant to awards of restricted stock or, restricted stock units, performance shares or performance units are repurchased by us or are forfeited to us due to the failure to vest, such shares will become available for future grant under the 2021 Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholdings related to an award will become available for future grant or sale under the 2021 Plan. To the extent an award under the 2021 Plan is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the 2021 Plan.

Plan Administration

Our board of directors or one or more committees appointed by our board of directors will administer our 2021 Plan. In addition, if we determine it is desirable to qualify transactions under our 2021 Plan as exempt under Rule 16b-3 of the Exchange Act, or Rule 16b-3, such transactions will be structured with the intent that they satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of our 2021 Plan, the administrator has the power to administer our 2021 Plan and make all determinations deemed necessary or advisable for administering the 2021 Plan, including the power to determine the fair market value of our common stock, select the service providers to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreements for use under the 2021 Plan, determine the terms and conditions of awards (including the exercise price, the time or times at which the awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of our 2021 Plan and awards granted under it, prescribe, amend and rescind rules relating to our 2021 Plan, including creating sub-plans and modify or amend each award, including the discretionary authority to extend the post-termination exercisability period of awards (provided that no option or stock appreciation right will be extended past its original maximum term), and to allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The administrator also has the authority to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator and to institute an exchange program by which outstanding awards may be surrendered or cancelled in exchange for awards of the same type which may have a higher or lower exercise price or different terms, awards of a different type or cash, or by which the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, interpretations and other actions are final and binding on all participants.

Stock Options

Stock options may be granted under our 2021 Plan. The exercise price of options granted under our 2021 Plan generally must at least be equal to the fair market value of our common stock on the date of grant. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, they may exercise their option for the period of time stated in their option agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the option will remain exercisable for twelve months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the termination of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of our 2021 Plan, the administrator determines the other terms of options.

Stock Appreciation Rights

Stock appreciation rights may be granted under our 2021 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding ten years. After the termination of service of an employee, director or consultant, they may exercise their stock appreciation right for the period of time stated in their stock appreciation rights agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the stock appreciation rights will remain exercisable for twelve months. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the termination of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of our 2021 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock

Restricted stock may be granted under our 2021 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of our 2021 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units and Deferred Stock Units

RSUs may be granted under our 2021 Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of our 2021 Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit or individual goals (including continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. The administrator may permit payment of RSUs to be paid out in installments or on a deferred basis, in accordance with the rules and procedures established by the administrator (“Deferred Stock Units”). The administrator, in its sole discretion, may pay earned RSUs or Deferred Stock Units in the form of cash, in shares of our common stock or in some combination thereof. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any vesting requirements will be deemed satisfied.

Performance Units and Performance Shares

Performance units and performance shares may be granted under our 2021 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance objectives or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number or the value of performance units and performance shares to be paid out to participants. The administrator may set performance objectives based on the achievement of company-wide, divisional, business unit or individual goals (including continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance units or performance shares. Performance units shall have an initial dollar value established by the administrator on or prior to the grant date. Performance shares shall have an initial value equal to the fair market value of our common stock on the grant date. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares or in some combination thereof.

Non-Employee Directors

Our 2021 Plan provides that all non-employee directors will be eligible to receive all types of awards (except for incentive stock options) under our 2021 Plan. Our 2021 Plan includes a maximum annual limit of $750,000 of equity awards that may be granted to a non-employee director in any fiscal year, increased to $1,500,000 in connection with the non-employee director’s initial service. For purposes of this limitation, the value of equity awards is based on the grant date fair value (determined in accordance with GAAP). Any equity awards granted to a person for their services as an employee, or for their services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our non-employee directors.

Non-transferability of Awards

Unless the administrator provides otherwise, our 2021 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during their lifetime. If the administrator makes an award transferrable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Certain Adjustments

In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under our 2021 Plan, the administrator will adjust the number and class of shares that may be delivered under our 2021 Plan or the number, and price of shares covered by each outstanding award and the numerical share limits set forth in our 2021 Plan.

Dissolution or Liquidation

In the event of our proposed liquidation or dissolution, the administrator will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control

Our 2021 Plan provides that in the event of our merger with or into another corporation or entity or a “change in control” (as defined in our 2021 Plan), each outstanding award will be treated as the administrator determines, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or change in control; (iii) outstanding awards will vest and become exercisable, realizable or payable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon consummation of such merger or change in control and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or change in control; (iv) (A) the termination of an award in exchange for an amount of cash or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by us without payment) or (B) the replacement of such award with other rights or property selected by the administrator in its sole discretion; (v) with respect only to an award (or portion thereof) that is unvested as of immediately prior to the effective time of the merger or change in control, the termination of the award immediately prior to the effective time of the merger or change in control with such payment to the participant (including no payment) as the administrator determines in its discretion; or (vi) any combination of the foregoing. The administrator will not be obligated to treat all awards, all awards a participant holds, or all awards of the same type, similarly. In the event that awards (or portion thereof) are not assumed or substituted for in the event of a merger or change in control, the participant will fully vest in and have the right to exercise all of their outstanding options and stock appreciation rights, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock and RSUs will lapse and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any of our subsidiaries or parents, as applicable. If an option or stock appreciation right is not assumed or substituted in the event of a merger or change in control, the administrator will notify the participant in writing or electronically that the option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion and the vested option or stock appreciation right will terminate upon the expiration of such period.

For awards granted to an outside director, the outside director will fully vest in and have the right to exercise all of their outstanding options and stock appreciation rights, all restrictions on restricted stock and RSUs will lapse and, for awards with performance-based vesting, unless specifically provided for in the award agreement, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.

Clawback

Awards will be subject to any clawback policy of ours that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws. The administrator also may specify in an award agreement that the participant’s rights, payments or benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. Our board of directors may require a participant to forfeit, return or reimburse us all or a portion of the award or shares issued under the award, any amounts paid under the award and any payments or proceeds paid or provided upon disposition of the shares issued under the award in order to comply with such clawback policy or applicable laws.

Amendment and Termination

The administrator has the authority to amend, suspend or terminate our 2021 Plan provided such action does not impair the existing rights of any participant. Our 2021 Plan automatically will terminate in 2031, unless we terminate it sooner.

Federal Tax Aspects

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2021 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or non-U.S. country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options

An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two (2) years following the date the option was granted nor within one (1) year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two (2) years after the date of grant or within one (1) year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special U.S. tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.

Stock Appreciation Rights

In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares of our common stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards

A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty (30) days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards and Deferred Stock Units

There generally are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Performance Shares and Performance Unit Awards

A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A

Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2021 Plan with a deferral feature will be subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. The Company will also have withholding and reporting requirements with respect to such amounts.

Medicare Surtax

A participant’s annual “net investment income”, as defined in Section 1411 of the Internal Revenue Code, may be subject to a 3.8% federal surtax (generally referred to as the “Medicare Surtax”). Net investment income may include capital gain and/or loss arising from the disposition of shares subject to a participant’s awards under the 2021 Plan. Whether a participant’s net investment income will be subject to the Medicare Surtax will depend on the participant’s level of annual income and other factors.

Tax Effect for the Company

The Company generally will be entitled to a tax deduction in connection with an award under the 2021 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.

(a) New Plan Benefits

The number of awards that an employee, director, or consultant may receive under the 2021 Plan is in the discretion of the administrator and therefore cannot be determined in advance.

(b) Required Vote

Approval of the Company’s 2021 Equity Incentive Plan requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes will not affect the outcome of voting on this proposal.

(c) Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2021 PLAN.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO

MATTERS TO BE ACTED UPON

None of the persons who have served as our executive officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in any of the proposals set forth herein, other than certain directors seeking election in Proposal 1 and certain officers who have received or may receive equity grants from the 2021 Plan in Proposal 3.

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING

The Board of Directors does not intend to present for action at this Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the Annual Meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

PROPOSALS FOR 2022 ANNUAL MEETING

Under SEC regulations, any stockholder desiring to make a proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be acted upon at the 2022 Annual Meeting of Stockholders must present the proposal to us at our principal executive offices at 1 Research Drive, Dartmouth, Nova Scotia, B2Y 4M9, Attention: President, by July 5, 2022 for the proposal to be eligible for inclusion in our proxy statement. Notice of a stockholder proposal submitted outside the processes of Rule 14a-8 for the 2022 Annual Meeting of Stockholders will be considered untimely unless received by us no later than 45 days before the date on which we first sent our proxy materials for this year’s Annual Meeting.

MISCELLANEOUS

We file annual, quarterly and current reports, proxy statements and other documents with the SEC electronically. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. You can access the electronic versions of these filings on the SEC’s website found at www.sec.gov.

By Order of the Board of Directors,

/s/ George Palikaras
October 29, 2021	George Palikaras
President, Chief Executive Officer and Director

META MATERIALS INC.

2021 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of shares of Common Stock, including but not limited to under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) Change in Effective Control of the Company. A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by a duly authorized committee of the Board, in accordance with Section 4 hereof.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means Meta Materials Inc., a Delaware corporation, or any successor thereto.

(k) “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(l) “Director” means a member of the Board.

(m) “Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(q) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system (other than an over-the counter market, which will not be considered an established stock exchange of national market system for the purposes of this definition), including without limitation the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last trading date such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(r) “Fiscal Year” means the fiscal year of the Company.

(s) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(t) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(u) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v) “Option” means a stock option granted pursuant to the Plan.

(w) “Outside Director” means a Director who is not an Employee.

(x) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(y) “Participant” means the holder of an outstanding Award.

(z) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(aa) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(bb) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(cc) “Plan” means this 2021 Equity Incentive Plan.

(dd) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(ee) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ff) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(gg) “Section 16(b)” means Section 16(b) of the Exchange Act.

(hh) “Securities Act” means the Securities Act of 1933, as amended.

(ii) “Service Provider” means an Employee, Director or Consultant.

(jj) “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

(kk) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(ll) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is 34,945,745 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

(b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholdings related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Sections 3(b) and 3(c).

(c) Prior Plan Awards. If any award issued pursuant to the Torchlight Energy Resources, Inc. 2015 Stock Option Plan or the Meta Materials Inc. Amended and Restated Stock Option Plan (the “Prior Plans”) expires or becomes unexercisable without having been exercised in full, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for awards other than stock options or stock appreciation rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated), provided that no more than 27,968,944 Shares may become available under the Plan pursuant to this Section 3(c).

(d) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to institute and determine the terms and conditions of an Exchange Program;

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non-U.S. laws;

(ix) to modify or amend each Award (subject to Section 20(c) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards; provided, however, that in no case will an Option or Stock Appreciation Right be extended beyond its original maximum term;

(x) to allow Participants to satisfy tax withholding obligations in a manner prescribed in Section 15(d);

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.

5. Eligibility. Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to any Service Providers. Nonstatutory Stock Options and Stock Appreciation Rights, to the extent required for exemption under Section 409A, may be granted only to Service Providers rendering services to the Company or a Subsidiary (not a Parent). Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options in such amounts as the Administrator, in its sole discretion, will determine.

(b) Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(c), Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and the calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder.

(d) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e) Option Exercise Price and Consideration.

(i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option

a) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share (or the fair market value per Share as determined in accordance with Treas. Reg. 1.409A-1(b)(5)(iv)(A)) on the date of grant.

b) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant (or the fair market value per Share as determined in accordance with Treas. Reg. 1.409A-1(b)(5)(iv)(A)).

(3) Notwithstanding the foregoing provisions of this Section 6(e), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note; to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(f) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers of the Company or a Subsidiary at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

(c) Exercise Price and Other Terms. The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7(f) will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(d) relating to the maximum term and Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement which shall establish exemption or comply with all requirements of Code Section 409A. Notwithstanding the foregoing, the Administrator, in its sole discretion, may permit payment of earned Restricted Stock Units to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator (“Deferred Stock Units”). The Administrator, in its sole discretion, may settle earned Restricted Stock Units or Deferred Stock Units in cash, Shares, or a combination of both.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period or at such other time as may be specified in the Award Agreement which shall establish exemption or comply with all requirements of Code Section 409A. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11. Outside Director Limitations. No Outside Director may be granted, in any Fiscal Year, Awards with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of more than

$750,000, increased to $1,500,000 in connection with his or her initial service. Any Awards granted to an individual while he or she was an Employee, or while he or she was a Consultant but not an Outside Director, will not count for purposes of the limitations under this Section 11.

12. Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. In no event will the Company have any obligation under the terms of this Plan to reimburse a Participant for any taxes or other costs that may be imposed on Participant as a result of Section 409A.

13. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14. Limited Transferability of Awards.

Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

15. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, and the numerical Share limits of Section 3.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines

(subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this subsection 15(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection 15(c) and subsection 15(d), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit, or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 15(c) to the contrary, and unless otherwise provided in an Award Agreement, if an Award that vests, is earned or paid-out under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

(d) Outside Director Awards. In the event of a Change in Control, with respect to Awards granted to an Outside Director, the Outside Directors will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable.

16. Tax Withholding.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligation is due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, non-U.S. or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by such methods as the Administrator shall determine, including, without limitation, (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, (iii) delivering to the Company already-owned Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld, or (v) any combination of the foregoing methods of payment. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

17. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or its Subsidiaries or Parents, as applicable, nor will they interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

18. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the

Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19. Term of Plan. The Plan will become effective upon its adoption by the Board, subject to Section 23. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 20 of the Plan.

20. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

22. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or non-U.S. law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

23. Stockholder Approval. The Plan will be presented for approval by the stockholders of the Company at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”). Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws. If stockholder approval is not obtained at the 2021 Annual Meeting, then any Option granted under the Plan shall be considered null and void. No Option granted under the Plan may be treated as an Incentive Stock Option is the Plan is not approved by stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.

24. Forfeiture Events.

(a) All Awards under the Plan will be subject to recoupment under any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate, including but not limited to a reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 24 is specifically mentioned and waived in an Award Agreement or other document, no recovery of compensation under a clawback policy or otherwise will be an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or a Subsidiary or Parent of the Company.

(b) The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but will not be limited to, termination of such Participant’s status as Service Provider for cause or any specified action or inaction by a Participant, whether before or after such termination of service, that would constitute cause for termination of such Participant’s status as a Service Provider.

META MATERIALS INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 3, 2021 AT 11:00 AM ET The undersigned stockholder of META MATERIALS, INC., a Nevada corporation (the “Company”, “META”, “we”, or “us”), hereby appoints each of George Palikaras and Kenneth Rice (the “Proxies”) as proxies on behalf and in the name of the undersigned, to represent the undersigned at the 2021 Annual Meeting of Stockholders of the Company, to be held on December 3, 2021 at 11:00 a.m. Eastern Time online at https://web.lumiagm.com/231241931, and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. (Continued and to be signed on the reverse side) 1.1 1L1L175

ANNUAL MEETING OF STOCKHOLDERS OF META MATERIALS INC. December 3, 2021 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/24438 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20730300000000001000 8 120321 THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION AS DIRECTORS IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of Directors: 2. To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. NOMINEES: O Ram Ramkumar O George Palikaras 3. To approve the 2021 Equity Incentive Plan, incorporating the O Maurice Guitton reserved but unissued shares of the Company’s existing plans. O Allison Christilaw O Steen Karsbo O Eric M. Leslie O Ken Hannah In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2 and 3. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

ANNUAL MEETING OF STOCKHOLDERS OF META MATERIALS INC. December 3, 2021 PROXY VOTING INSTRUCTIONS INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. COMPANY NUMBER MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON—You may vote your shares in person by attending the ACCOUNT NUMBER Annual Meeting. GO GREEN—e-Consent makes it easy to go paperless. With e- Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/24438 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20730300000000001000 8 120321 THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION AS DIRECTORS IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of Directors: 2. To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. NOMINEES: O Ram Ramkumar O George Palikaras 3. To approve the 2021 Equity Incentive Plan, incorporating the O Maurice Guitton reserved but unissued shares of the Company’s existing plans. O Allison Christilaw O Steen Karsbo O Eric M. Leslie O Ken Hannah In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2 and 3. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.